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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lannett Company, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Farber, the Chief Executive Officer of the Company, and I, Michael Tuterice, the Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 7, 2005                      /s/William Farber
                                             -----------------
                                             William Farber,
                                             Chief Executive Officer

Dated: February 7, 2005                      /s/Michael Tuterice
                                             -------------------
                                             Michael Tuterice,
                                             Interim Chief Financial Officer